EXHIBIT 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/09
The following is a list of subsidiaries of the Company doing business under the name stated.

Country or State
Name	of Incorporation
Aacifar Produtos Quimicos e Farmaceuticos, Lda	Portugal
Aaciphar NV	Belgium
Abmaxis Inc.	Delaware
Administradora Schering Plough, S. de R.L. de C.V.	Mexico
Aesca Pharma GmbH	Austria
American Image Productions, Inc.	Tennessee
Aquaculture Holdings Limited	United Kingdom
Aquaculture Vaccines Limited	United Kingdom
Ark Products Limited	United Kingdom
AVL Holdings Limited	United Kingdom
Avondale Chemical Co. Limited	Ireland
Banyu Pharmaceutical Co., Ltd.	Japan
Beneficiadora E Industrializadora, S.A. de C.V.	Mexico
BioConnection B.V. [1]	Netherlands
Biometer International A/S	Denmark
Brazil Holdings Ltd.	Bermuda
BRC Ltd.	Bermuda
Canji, Inc.	Delaware
Charles E. Frosst (U.K.) Limited	United Kingdom
Chemibiotic (Ireland) Limited	Ireland
Chibret Pharmazeutische GmbH	Germany
Cloverleaf International Holdings S.a.r.l.	Luxembourg
Colombia Veterinary Holdings, Inc.	Panama
Comsort, Inc.	Delaware
Coopers Animal Health Limited	United Kingdom
Coopers Saude Animal Industria e Comercio Ltda.	Brazil
Coopers Uruguay S.A.	Uruguay
Coopers Veterinary Products (Proprietary) Limited	South Africa
Cosmas B.V.	Netherlands
Crosswinds B.V.	Netherlands
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos, S.A.	Spain
Dieckmann Arzneimittel GmbH	Germany
Diosynth Apeldoorn B.V.	Netherlands
Diosynth France	France
Diosynth Holding B.V.	Netherlands
Diosynth International B.V.	Netherlands
Diosynth Ltd	United Kingdom
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Diosynth RTP Inc.	Delaware
Distrireti	France
DJT Partners, L.P.	Delaware
DNAX Research, Inc.	California
Douglas Industries, Inc.	Delaware
Dr. Scholl’s Foot Comfort Shops, Inc.	Delaware

Country or State
Name	of Incorporation
Essex Asia Limited	Hong Kong
Essex Beteiligungs GmbH & Co KG	Germany
Essex Chemie AG	Switzerland
Essex Farmaceutica Portuguesa, Lda.	Portugal
Essex Farmaceutica, S.A.	Colombia
Essex Holding GmbH	Germany
Essex Italia S.p.A.	Italy
Essex Pharma Arzneimittel GmbH	Germany
Essex Pharma Development GmbH	Germany
Essex Pharma Distributions GmbH	Germany
Essex Pharma GmbH	Germany
Essex Pharma Unterstuetzungs GmbH	Germany
Essex Pharma Vertriebs GmbH	Germany
Essex Pharmaceuticals, Inc.	Philippines
Essex Verwaltungs GmbH	Germany
Essexfarm, S.A.	Ecuador
European Insurance Risk Excess Limited	Ireland
Farmaas B.V.	Netherlands
Farmaceutica Essex S.A.	Spain
Farmaceutici Gellini S.r.l.	Italy
Farmacox-Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD S.A.S.	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Iberica, S.A.	Spain
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa — Produtos Farmaceuticos, Lda.	Portugal
Fulford (India) Limited[1]	India
Garden Insurance Company, Ltd.	Bermuda
Giralda Investments Ltd.	Switzerland
Global Animal Management, Inc.	Delaware
Global Farm S.A. [1]	Argentina
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Company Limited[1]	China
Hawk and Falcon L.L.C.	Delaware
Heptafarma Companhia Farmaceutica, Lda.	Portugal
Hoechst Roussel Vet de Bolivia Ltda	Bolivia
Horus B.V.	Netherlands
Hydrochemie GmbH	Germany
International Indemnity Ltd.	Bermuda
Intervet	France
Intervet (Ireland) Limited	Ireland
Intervet (Hong Kong) Ltd	Hong Kong
Intervet (M) Sdn Bhd	Malaysia
Intervet (Pty) Ltd	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Ltd	Australia
Intervet Belgium NV	Belgium

Country or State
Name	of Incorporation
Intervet Bulgaria EOOD	Bulgaria
Intervet Canada Corp.	Canada
Intervet China B.V.	Netherlands
Intervet Colombia Ltda	Colombia
Intervet Denmark A/S	Denmark
Intervet Deutschland GmbH	Germany
Intervet do Brasil Veterinaria Ltda	Brazil
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holding Costa Rica SA	Costa Rica
Intervet Hungaria Kft	Hungary
Intervet Inc.	Delaware
Intervet India Pvt. Ltd	India
Intervet Innovation GmbH	Germany
Intervet International	France
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet Italia S.r.l.	Italy
Intervet K.K.	Japan
Intervet Korea Ltd.	Korea, Republic of
Intervet Maroc	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Ltd	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Norbio A.S.	Norway
Intervet Norbio Singapore Pte Ltd	Singapore
Intervet Norge AS	Norway
Intervet OOO	Russian Federation
Intervet Oy	Finland
Intervet Pharma R & D	France
Intervet Philippines Inc	Philippines
Intervet Portugal – Saúde Animal, Lda	Portugal
Intervet Productions S.A.	France
Intervet Productions Srl	Italy
Intervet Pte. Ltd.	Singapore
Intervet Romania SRL	Romania
Intervet Rural Co Pty Ltd	Australia
Intervet S.R.O. (Czech Rep)	Czech Republic
Intervet SA	Peru
Intervet Schering-Plough Animal Health Pty Ltd	Australia
Intervet South Africa (Pty) Limited	South Africa
Intervet Sp. z o.o.	Poland
Intervet UK Ltd	United Kingdom
Intervet UK Production Ltd	United Kingdom
Intervet Venezolana SA	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet Vietnam Ltd.	Viet Nam

Country or State
Name	of Incorporation
Interveterinaria SA de CV	Mexico
Istituto Di Richerche Di Biologia Molecolare S.p.A.	Italy
Johnson & Johnson — Merck Consumer Pharmaceuticals Company[1]	New Jersey
Johnson & Johnson Consumer Pharma of Canada[1]	Canada
KBI Inc.	Delaware
KBI Sub Inc.	Delaware
KBI-E Inc.	Delaware
KBI-P Inc.	Delaware
Key Pharma AG	Switzerland
Key Pharma, S.A.	Spain
Key Pharmaceuticals, Inc.	Florida
Kirby Medical Products Cia. Ltda.	Chile
Kirby Pharmaceuticals, S.A.	Spain
Kirby Warrick Pharmaceuticals Limited	United Kingdom
Laboratoires Merck Sharp & Dohme-Chibret SNC	France
Laboratoria Nobilis B.V.	Netherlands
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Essex C.A.	Venezuela
Laboratorios Essex S.A.	Argentina
Laboratorios Frosst, S.A.	Spain
Laboratorios Intervet S.A.	Spain
Laboratorios Neurogard, S.A.	Spain
Laboratorios Organon S.A. de C.V.	Mexico
Laboratorios Quimico-Farmaceuticos Chibret, Lda.	Portugal
Laboratorio’s S.P. White’s C.A.	Venezuela
Livestock Nutrition Technologies Pty Ltd	Australia
Loftus Bryan Chemicals Limited	Ireland
LOSPAR Partnership[1]	Delaware
Maple Leaf Holdings SRL	Barbados
Maya Tibbi Urunler Ticaret A.S.	Turkey
MCM Vaccine Co. [1]	Pennsylvania
Med Nim (Proprietary) Limited	South Africa
MedAdvisor, Inc.	Delaware
Merck and Company, Incorporated	Delaware
Merck Capital Ventures, LLC[1]	Delaware
Merck Cardiovascular Health Company	Nevada
Merck Frosst Canada Ltd.	Canada
Merck Frosst Company	Canada
Merck Frosst Finco LP	Canada
Merck Frosst — Schering Pharma G.P.	Canada
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Respiratory Health Company	Nevada
Merck SH Inc.	Delaware
Merck Sharp & Dohme (Argentina) Inc.	Delaware

Country or State
Name	of Incorporation
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) B.V.	Netherlands
Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (I.A.) Corp.	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Investments) B.V.	Netherlands
Merck Sharp & Dohme (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme (Israel — 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Italia) S.p.A.	Italy
Merck Sharp & Dohme (Lebanon) S.A.L.	Lebanon
Merck Sharp & Dohme (Middle East) Limited	Cyprus
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Puerto Rico) Ltd.	Bermuda
Merck Sharp & Dohme (Singapore) Ltd.	Bermuda
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Biologics (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Chibret A.G.	Switzerland
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Corp.	New Jersey
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme de Espana, S.A.	Spain
Merck Sharp & Dohme de Mexico S.A. de C.V.	Mexico
Merck Sharp & Dohme de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme de Venezuela S.R.L.	Venezuela
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme GmbH	Austria
Merck Sharp & Dohme IDEA AG	Switzerland
Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada	Brazil
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Ísland hf	Iceland
Merck Sharp & Dohme Japan Co., Ltd.	Japan
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Manufacturing	Ireland
Merck Sharp & Dohme Manufacturing Holdings	Bermuda

Country or State
Name	of Incorporation
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceuticals LLC	Russia
Merck Sharp & Dohme Pharmaceuticals SRL	Barbados
Merck Sharp & Dohme Quimica de Puerto Rico Ltd.	Bermuda
Merck Sharp & Dohme Quimica de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Research Ltd.	Bermuda
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie Sarl	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp and Dohme Holdings de Mexico, S.A. de C.V.	Mexico
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Technology (U.S.) Company, Inc.	Nevada
Mikasu Corporation	Japan
ML Holdings (Canada) Inc.	Canada
MSD (Nippon Holdings) BV	Netherlands
MSD (Norge) A/S	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Australia Superannuation Pty Ltd.	Australia
MSD Brazil (Investments) B.V.	Netherlands
MSD Chibropharm GmbH	Germany
MSD China (Investments) B.V.	Netherlands
MSD Eurofinance L.P.	Bermuda
MSD Finance B.V.	Netherlands
MSD Finland Oy	Finland
MSD International Holdings, Inc.	Delaware
MSD Investment Holdings (Ireland)	Ireland
MSD Ireland (Holdings) S.a.r.l.	Luxembourg
MSD Ireland Resources	Ireland
MSD Korea Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Netherlands
MSD Magyarország Kereskedelmi es Szolgaltato Kft	Hungary
MSD Mexico (Investments) B.V.	Netherlands
MSD Overseas Manufacturing Co (Ireland)	Ireland
MSD Overseas Manufacturing Co.	Bermuda
MSD Pharmaceuticals Private Limited	India
MSD Polska Sp.z.o.o.	Poland

Country or State
Name	of Incorporation
MSD Puerto Rico Holdings, Inc.	Puerto Rico
MSD Regional Business Support Center GmbH	Germany
MSD Scandinavia AS	Norway
MSD Sharp & Dohme GmbH	Germany
MSD Stamford Singapore Pte Ltd	Singapore
MSD Technology Singapore Pte. Ltd.	Singapore
MSD Tuas Singapore Pte. Ltd.	Singapore
MSD Unterstutzungskasse GmbH	Germany
MSD Ventures Singapore Pte. Ltd.	Singapore
MSD Vostok B.V.	Netherlands
MSD-Essex GmbH	Switzerland
MSD-SP Ltd.	United Kingdom
MSP Distribution Services (C) LLC	Nevada
MSP Singapore Company, LLC	Delaware
MSP Technology (U.S.) Company, LLC	Delaware
Multilan AG	Switzerland
Mycofarm International B.V.	Netherlands
Mycofarm Nederland B.V.	Netherlands
Mycofarm UK Ltd	United Kingdom
N.V. Organon	Netherlands
Nanjing Organon Pharmaceutical Co., Ltd.	China
Neopharmed s.r.l.	Italy
Nobilon International B.V.	Netherlands
Nourifarma Produtos Quimicos e Farmaceuticos Lda	Portugal
Nourypharma Ltd	Ireland
Nourypharma Ltd	United Kingdom
Nourypharma Nederland B.V.	Netherlands
NovaCardia, Inc.	Delaware
Orgachemia B.V.	Netherlands
Orgachemica Nigeria Ltd[1]	Nigeria
Orgachemica Pharmaceuticals Nigeria Ltd[1]	Nigeria
Organon (Australia) Pty Ltd	Australia
Organon (Hong Kong) Ltd	Hong Kong
Organon (India) Ltd[1]	India
Organon (Ireland) Ltd	Ireland
Organon (Malaysia) Sdn. Bhd.	Malaysia
Organon (Philippines) Inc.	Philippines
Organon (Singapore) Pte Ltd.	Singapore
Organon Agencies B.V.	Netherlands
Organon API Inc.	Delaware
Organon Argentina S.A.Q.I.& C.	Argentina
Organon Asia Pacific Sdn.Bhd.	Malaysia
Organon BioSciences B.V.	Netherlands
Organon BioSciences International B.V.	Netherlands
Organon BioSciences Nederland B.V.	Netherlands
Organon BioSciences Reinsurance Limited	Ireland
Organon BioSciences Ventures B.V.	Netherlands
Organon China B.V.	Netherlands
Organon de Colombia Ltda	Colombia
Organon Dominicana SA	Dominican Republic

Country or State
Name	of Incorporation
Organon Ecuatoriana C.A.	Ecuador
Organon Egypt Ltd	Egypt
Organon Europe B.V.	Netherlands
Organon GmbH	Germany
Organon Holding B.V.	Netherlands
Organon Hungary Kereskedelmi Kft/Org. Hungary Trading Ltd	Hungary
Organon International B.V.	Netherlands
Organon International Inc.	Delaware
Organon Italia S.p.A.	Italy
Organon Laboratories Ltd	United Kingdom
Organon Latin America S.A.	Uruguay
Organon Maroc S.a.R.L.	Morocco
Organon Middle East Ltd. Cyprus	Cyprus
Organon Middle East S.A.L. (Lebanon)	Lebanon
Organon Participations B.V.	Netherlands
Organon Pharmaceuticals USA Inc. LLC	Delaware
Organon Portuguesa Produtos Quimicos E Farmaceuticos Ltda	Portugal
Organon S.R.O.	Czech Republic
Organon Slovakia spol. s.r.o.	Slovakia
Organon Teknika Corporation LLC	Delaware
Organon Teknika Holding B.V.	Netherlands
Organon Teknika NV	Belgium
Organon USA Inc.	New Jersey
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pasteur Vaccins S.A. [1]	France
Pharmaceutical Supply Corporation	Delaware
Pharmaco Canada Inc.	Canada
Pharmaco, Inc.	Delaware
Pitman Moore Saude Animal Comercio e Distribuicao de Produtos Veterinarios	Brazil
Plough (Australia) Pty. Limited	Australia
Plough (U.K.) Limited	United Kingdom
Plough Broadcasting Company, Inc.	Delaware
Plough Consumer Products (Asia) Ltd.	Hong Kong
Plough de Venezuela C.A.	Venezuela
Plough Farma, Lda.	Portugal
Plough Hellas EPE	Greece
Plough Laboratories, Inc.	Tennessee
PPL, Inc.	Tennessee
Pro Medica AB	Sweden
PT Intervet Indonesia	Indonesia
PT Organon Indonesia	Indonesia
PT Schering-Plough Indonesia Tbk. [1]	Indonesia
Rosetta Biosoftware UK Limited	United Kingdom
Rosetta Inpharmatics LLC	Delaware
Sanofi Pasteur MSD A/S1	Denmark
Sanofi Pasteur MSD AB1	Sweden
Sanofi Pasteur MSD AG1	Switzerland
Sanofi Pasteur MSD ApS[1]	Denmark
Sanofi Pasteur MSD AS1	Norway

Country or State
Name	of Incorporation
Sanofi Pasteur MSD Gestion S.A.[1]	France
Sanofi Pasteur MSD GmbH[1]	Austria
Sanofi Pasteur MSD GmbH[1]	Germany
Sanofi Pasteur MSD Ltd. [1]	United Kingdom
Sanofi Pasteur MSD Ltd. [1]	Ireland
Sanofi Pasteur MSD N.V./S.A. [1]	Belgium
Sanofi Pasteur MSD Oy1	Finland
Sanofi Pasteur MSD S.A. [1]	Portugal
Sanofi Pasteur MSD S.A. [1]	Spain
Sanofi Pasteur MSD S.p.A. [1]	Italy
Sanofi Pasteur MSD SNC [1]	France
Scherico Ltd.	Switzerland
Schering Bermuda Ltd.	Bermuda
Schering Corporation	New Jersey
Schering Holdings Mexico, S. de R.L. de C.V.	Mexico
Schering Institutional Sales Corporation	Delaware
Schering Laboratories Advertising, Inc.	Delaware
Schering Mexico, S. de R.L. de C.V.	Mexico
Schering MyHealth Solutions, Inc.	Delaware
Schering Sales Corporation	Delaware
Schering-Plough	France
Schering-Plough (Bray)	Ireland
Schering-Plough (China) Limited	Bermuda
Schering-Plough (India) Private Limited	India
Schering-Plough (Ireland) Company	Ireland
Schering-Plough (Proprietary) Limited	South Africa
Schering-Plough (Shanghai) Trading Co., Ltd.	China
Schering-Plough (Singapore) Pte. Ltd.	Singapore
Schering-Plough (Singapore) Research Pte. Ltd.	Singapore
Schering-Plough A/S	Denmark
Schering-Plough A/S	Norway
Schering-Plough AB	Sweden
Schering-Plough Animal Health Limited	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Animal Health Limited	Taiwan (Republic of China)
Schering-Plough Animal Health Operations Sdn Bhd	Malaysia
Schering-Plough Animal Health Sdn Bhd	Malaysia
Schering-Plough Animal Health, Inc.	Philippines
Schering-Plough Bermuda Ltd.	Bermuda
Schering-Plough Biopharma Corporation	New Jersey
Schering-Plough C.A.	Venezuela
Schering-Plough Canada Inc.	Canada
Schering-Plough Central East AG	Switzerland
Schering-Plough Clinical Trials, S.E.	United Kingdom
Schering-Plough Compania Limitada	Chile
Schering-Plough Coordination Center NV	Belgium
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough d.o.o.	Croatia
Schering-Plough del Caribe, Inc.	New Jersey

Country or State
Name	of Incorporation
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough Exports PTY Limited	Australia
Schering-Plough Farma, Lda	Portugal
Schering-Plough Farmaceutica Ltda.	Brazil
Schering-Plough HealthCare Products, Inc.	Delaware
Schering-Plough Holdings (Ireland) Company	Ireland
Schering-Plough Holdings France	France
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough Hungary Korlatolt Felelossegu Tarsasag	Hungary
Schering-Plough Indústria Farmacêutica Ltda.	Brazil
Schering-Plough Int Limited	United Kingdom
Schering-Plough International C.V.	Netherlands
Schering-Plough International Employees, Inc.	Delaware
Schering-Plough International Finance Company B.V.	Netherlands
Schering-Plough International Holdings B.V.	Netherlands
Schering-Plough International LLC	Delaware
Schering-Plough International, Inc.	Delaware
Schering-Plough Investment Co., Inc.	Delaware
Schering-Plough Investments Cayman Ltd.	Cayman Islands
Schering-Plough Investments Company GmbH	Switzerland
Schering-Plough Investments Ltd.	Delaware
Schering-Plough Israel AG	Switzerland
Schering-Plough Kabushiki Kaisha	Japan
Schering-Plough Korea	Korea, Republic of
Schering-Plough Labo NV	Belgium
Schering-Plough Legislative Resources L.L.C.	Delaware
Schering-Plough Limited	Taiwan (Republic of China)
Schering-Plough Limited	United Kingdom
Schering-Plough Limited C.V.	Netherlands
Schering-Plough LLC	Russian Federation
Schering-Plough Ltd.	Switzerland
Schering-Plough Ltd.	Thailand
Schering-Plough Luxembourg S.a.r.L.	Luxembourg
Schering-Plough Nederland B.V.	Netherlands
Schering-Plough NV	Belgium
Schering-Plough OY	Finland
Schering-Plough Pakistan (Private) Limited	Pakistan
Schering-Plough Pensions Ireland Limited	Ireland
Schering-Plough Pharmaceutical Industrial and Trading S.A.	Greece
Schering-Plough Pharmaceuticals (Ireland) Limited	Ireland
Schering-Plough Polska Sp. z o.o. LLC	Poland
Schering-Plough Products Caribe, Inc.	Cayman Islands
Schering-Plough Products, Inc.	Delaware
Schering-Plough Products, L.L.C.	Delaware
Schering-Plough Produtos de Oncologia, Unipessoal Lda.	Portugal
Schering-Plough Produtos de Virologia, Unipessoal Lda.	Portugal
Schering-Plough Produtos Hospitalares, Unipessoal Lda.	Portugal
Schering-Plough Pty. Limited	Australia
Schering-Plough Real Estate Co., Inc.	Delaware
Schering-Plough S.A.	Colombia

Country or State
Name	of Incorporation
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough S.A.[1]	Argentina
Schering-Plough S.p.A.	Italy
Schering-Plough s.r.o.	Czech Republic
Schering-Plough S.r.o.	Slovakia
Schering-Plough Sante Animale	France
Schering-Plough Sdn. Bhd.	Malaysia
Schering-Plough Superannuation Pty. Limited	Australia
Schering-Plough Technologies Pte. Ltd.	Singapore
Schering-Plough Tibbi Urunler Ticaret Anomim Sirketi	Turkey
Schering-Plough Veterinary Limited	Thailand
Schering-Plough, UAB	Lithuania
Sentipharm AG	Switzerland
Shanghai Schering-Plough Pharmaceutical Co., Ltd.	China
Sharp & Dohme, S.A.	Spain
Sinova AG1	Switzerland
Sirna Therapeutics, Inc.	Delaware
SOL Limited	Bermuda
South Egypt Drug Industries Co. (Sedico) [1]	Egypt
S-P Bermuda	Bermuda
SP Biotech, S.A.	Spain
SP Flight Operations, Inc.	Delaware
SP HealthCare Products Corporation	Delaware
S-P Holding GmbH	Austria
S-P Holdings Netherlands B.V.	Netherlands
S-P Ril Ltd.	United Kingdom
S-P Veterinary (UK) Limited	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
S-P Veterinary Pensions Limited	United Kingdom
Suntan Sensations, Inc.	California
Tasman Vaccine Laboratory (UK) Ltd	United Kingdom
Technobiotic Limited	Australia
TELERx Marketing Inc.	Pennsylvania
Terimas S.r.l.	Italy
The Bain de Soleil Company, Inc.	Delaware
The Coppertone Corporation	Florida
The MSD Foundation Limited	United Kingdom
The Summit Property Company, L.L.C.	Delaware
Theriak B.V.	Netherlands
Thomas Morson & Son Limited	United Kingdom
Transrow Manufacturing Ltd.	Bermuda
UAB “Organon”	Lithuania
UAB Merck Sharp & Dohme	Lithuania
Undra, S.A. de C.V.	Mexico
UNICET	France
Variopharm Arzneimittel GmbH	Germany

Country or State
Name	of Incorporation
VCF Inc.	Delaware
Verenigde Chemische Fabrieken B.V.	Netherlands
Veterinaria AG	Switzerland
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vetrex Limited	United Kingdom
Warrick Pharmaceuticals Corporation	Delaware
Warrick Pharmaceuticals Limited	United Kingdom
Werthenstein Chemie AG	Switzerland
White Laboratories of Canada Limited	Canada
White Laboratories, Inc.	New Jersey
Zao Organon A/O	Russian Federation
Zoöpharm B.V.	Netherlands

[1]	own less than 100%